Exhibit 13.01

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Oi S.A. – In Judicial Reorganization (the “Company”), do hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2019 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2020

/s/ Rodrigo Modesto de Abreu
Name: Rodrigo Modesto de Abreu Title: Chief Executive Officer

/s/ Camille Loyo Faria
Name: Camille Loyo Faria Title: Chief Financial Officer and Investor Relations Officer